Exhibit 99.3







                          COMBINED FINANCIAL STATEMENTS

                                WIZARDWORKS GROUP

                            YEAR ENDED MARCH 31, 1996

                                WizardWorks Group

                          Combined Financial Statements


                            Year ended March 31, 1996


                                    CONTENTS


Report of Independent Auditors................................................1

Audited Financial Statements

Combined Balance Sheet........................................................2
Combined Statement of Income and Retained Earnings............................3
Combined Statement of Cash Flows..............................................4
Combined Notes to Financial Statements........................................5

                         Report of Independent Auditors


Board of Directors and Shareholders
WizardWorks Group
Armstrong-Olson, Inc.
Promotional Software Group, Inc.
SVI, LLC

We have audited the accompanying combined balance sheet of WizardWare Group, Inc. (d.b.a. WizardWorks), Armstrong-Olson, Inc., Promotional Software Group, Inc. and SVI, LLC (hereafter referred to as WizardWorks Group or the Company) as of March 31, 1996, and the related combined statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of WizardWorks Group at March 31, 1996, and the combined results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.



Minneapolis, Minnesota
May 10, 1996                                                   ERNST & YOUNG LLP

                                WizardWorks Group

                             Combined Balance Sheet

                                 March 31, 1996


ASSETS
Current assets:

   Cash                                                               $   29,406

   Investments                                                           104,959

   Accounts receivable, net of allowances of $1,263,419                4,458,323

   Inventories                                                         1,810,294

   Receivable due from shareholder                                        52,413

   Note receivable from officer                                          174,575

   Prepaid expenses and other current assets                           1,055,878
                                                                      ----------
Total current assets                                                   7,685,848

Property, plant, and equipment, net                                      252,106
Other assets                                                             158,631
                                                                      ----------
Total assets                                                          $8,096,585
                                                                      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities:

   Accounts payable                                                   $1,265,108

   Checks written in excess of bank balances                             179,718

   Accrued expenses                                                      625,559

   Income taxes payable                                                  287,715

   Line of credit                                                        170,000

   Current portion of long-term debt                                      64,095

   Deferred income taxes                                               1,489,789
                                                                      ----------
Total current liabilities                                              4,081,984

Long-term debt, net of current portion                                    77,777

Stockholders' equity:

   Common stock:

      WizardWare Group, Inc., $.01 par value:

           Authorized shares--1,000,000

           Issued and outstanding--20,000                                    200

      Armstrong-Olson, Inc., $1 par value:

           Authorized shares--25,000

           Issued and outstanding--7,500                                   7,500

      Promotional Software Group, Inc., no par value:


           Authorized shares--10,000

           Issued and outstanding--1,000                                   1,000

   Unrealized gains on available-for-sale securities, net of tax          24,992

   Retained earnings                                                   3,903,132
                                                                      ----------
Total stockholders' equity                                             3,936,824
                                                                      ----------
Total liabilities and stockholders' equity                            $8,096,585
                                                                      ==========

See accompanying notes.

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                                WizardWorks Group

               Combined Statement of Income and Retained Earnings

                            Year ended March 31, 1996



Net sales                                                          $ 16,837,933
Cost of sales                                                         9,306,217
                                                                   ------------
Gross profit                                                          7,531,716


Selling, general and administrative expenses                          4,304,094
                                                                   ------------
Income from operations                                                3,227,622

Other income (expense):

   Interest expense                                                     (22,584)

   Interest income                                                       56,722

   Gain on sale of assets                                               190,000
                                                                   ------------
Income before income taxes                                            3,451,760
Income taxes                                                          1,344,772
                                                                   ------------
Net income                                                            2,106,988
Retained earnings, beginning of year                                  1,796,144
                                                                   ------------
Retained earnings, end of year                                     $  3,903,132
                                                                   ============


See accompanying notes.

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                                WizardWorks Group

                        Combined Statement of Cash Flows

                            Year ended March 31, 1996



OPERATING ACTIVITIES
Net income                                                          $ 2,106,988
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Depreciation and amortization                                      82,655

      Deferred income taxes                                             619,421

      Gain on sale of assets                                           (194,928)

      Changes in operating assets and liabilities:

           Accounts receivable                                       (1,040,428)

           Inventories                                               (1,198,069)

           Prepaid expenses and other current assets                   (921,083)

           Income taxes payable                                          91,715

           Accounts payable and accrued expenses                       (130,353)
                                                                    -----------
Net cash used in operating activities                                  (584,082)

INVESTING ACTIVITIES
Purchase of property, plant and equipment                              (220,036)
Sale of property, plant and equipment                                     8,686
Purchase of investments                                                 (62,500)
                                                                    -----------
Net cash used in investing activities                                  (273,850)

FINANCING ACTIVITIES
Net borrowings under revolving line of credit                           170,000
Principal payments on long-term debt                                    (59,006)
                                                                    -----------
Net cash provided by financing activities                               110,994
                                                                    -----------

Decrease in cash                                                       (746,938)
Cash at beginning of year                                               776,344
                                                                    -----------

                                                                    -----------
Cash at end of year                                                 $     29,406
                                                                    ============


See accompanying notes.

                                WizardWorks Group

                     Combined Notes to Financial Statements

                                 March 31, 1996





1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The combined financial statements include WizardWare Group, Inc. (d.b.a. "WizardWorks"), Promotional Software Group, Inc. ("PSG"), Armstrong-Olson, Inc. and SVI, LLC, entities owned and operated by three shareholders. All material intercompany transactions and balances have been eliminated in the combined statements.

On December 29, 1995, the shareholders agreed to merge WizardWare Group, Inc. and PSG into Armstrong-Olson, Inc., an S-corporation, and immediately changed the name to WizardWorks Group, Inc. The merger became effective on May 10, 1996, upon completion of a filing with the State of Minnesota, the state of incorporation for Armstrong-Olson, Inc.

Nature of Business

WizardWorks publishes and distributes consumer software developed by external authors for Windows, DOS and Macintosh formats, primarily in domestic markets. The Company has four distinct software lines. The brand names include CompuWorks, WizardWorks, MacSoft and ValueWorks. The Company distributes products nationally from its operations in Minnesota, which include a distribution center in Brainerd, Minnesota and their main distribution center and office space located in Minneapolis.

Armstrong-Olson is an employment search and temporary agency. Additionally, the organization has provided payroll services for its clients.

PSG and SVI, LLC distribute "shareware" for use on the Internet, software to original equipment PC manufacturers and software to the international market. A substantial portion of all products sold by these entities is purchased from WizardWorks.

                                WizardWorks Group

1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Sales and income before taxes for the entities for fiscal 1996 were as follows:

                                                                   Income Before
                                                  NET SALES
                                                                   Income Taxes
                                                  ---------        -------------
                                                          (In Thousands)



WizardWorks                                        $ 15,269            $  3,098

Armstrong-Olson                                       1,710                 445

PSG and SVI                                             560                 (78)

Intercompany sales                                     (701)                (13)

                                                   --------            --------
                                                   $ 16,838            $  3,452
                                                   ========            ========

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Investments

Under the provisions of FAS #115, management determines the appropriate classification of investments at the time of purchase. Investments, consisting of an interest in a limited partnership convertible to shares of stock upon an initial public offering of the partnership, are classified as available-for-sale. Investments are stated at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholders' equity.

                                WizardWorks Group

1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventories

Inventories, which consist primarily of software media, manuals and related packaging materials, are stated at the lower of cost or market with cost determined on a first-in, first-out ("FIFO") basis. Management performs ongoing assessments to determine the existence of obsolete, slow-moving and nonsalable inventories and records necessary provisions to reduce such inventories to net realizable value.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Depreciation is computed by the straight-line method for financial reporting purposes over the estimated useful lives of the assets, generally 3 - 5 years.

Upon the sale or retirement of assets, the cost and accumulated depreciation are removed from the accounts and any gain or loss recognized currently.

Revenue Recognition

Revenue is recognized upon shipment of merchandise to customers. At the time the revenue is recognized a reserve is provided for expected future returns net of the related costs of such items.

Accounts Receivable

Accounts receivable are principally due from distributors and retailers of the Company's products. The Company performs periodic credit evaluations of its customers and maintains allowances for potential credit losses ($162,923 at March 31, 1996) and returns and price adjustments ($1,100,496 at March 31,
1996).

                                WizardWorks Group

1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company's customers are invoiced upon shipment and have no contractual right to return products (except pursuant to the Company's limited warranty, which only allows for the replacement of defective disks within 90 days of purchase). Subsequent to March 31, 1996, the Company obtained credit indemnity insurance to cover potential credit losses. The Company has not included any anticipated indemnification from insurance in the determination of the allowances for credit losses and returns for the year ended March 31, 1996.

Estimates for returns are based on management's evaluation of historical experience and current industry trends and such estimates are charged against gross revenues. The Company is subject to rapid changes in technology and shifts in consumer demand which could result in product returns in excess of the Company's reserves at March 31, 1996.

Sales to the Company's top five customers for fiscal 1996, less actual returns in the period are as follows:

Customer A                              17%

Customer B                              10

Customer C                               9

Customer D                               7

Customer E                               7

                                        --
                                        50%
                                        ==

Royalties

Royalties are accrued based on net sales pursuant to agreements with external developers of software products published by the Company. Royalty costs, which are included in cost of sales, were $1,614,000 during the year ended March 31, 1996.

                                WizardWorks Group

Royalty Advances

Royalty advances represent the unamortized elements of prepayments to third party licensors of software products for the right to manufacture and/or distribute their products under various licensing agreements. Such advances are amortized to cost of goods sold on a per unit basis as licensed products are sold in accordance with the individual agreements. Future realization of royalty advances is assessed quarterly by management and charged to expense if it is not expected to be recovered through sales of the related product.

Income Taxes

The Company accounts for income taxes using the liability method. Deferred income taxes are recorded for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting bases at rates based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Certain entities of the combined group are S-corporations for income tax purposes. Accordingly, taxable income and other items of tax consequence are passed through directly to the respective shareholders.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                                WizardWorks Group

2. INVENTORIES

Inventories consist of the following as of March 31, 1996:


Raw materials                                             $ 1,321,475

Finished goods                                                574,176

Less obsolescence reserves                                    (85,357)

                                                          -----------
                                                          $ 1,810,294
                                                          ===========

3. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following as of March 31, 1996:

Furniture and fixtures                                    $    13,944

Warehouse equipment                                            17,271

Product development equipment                                   7,216

Office equipment and leasehold improvements                   341,606

                                                          -----------
                                                              380,037

Less accumulated depreciation                                 127,931

                                                          -----------
                                                          $   252,106
                                                          ===========

4. ACCRUED EXPENSES

Accrued expenses consisted of the following at March 31, 1996:


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

                                WizardWorks Group

               Combined Notes to Financial Statements (continued)

Royalties                                                           $474,538

Commissions                                                           74,147

Other                                                                 76,874

                                                                    --------
                                                                    $625,559
                                                                    ========

                                WizardWorks Group

5. REVOLVING LINE OF CREDIT

The Company has a line of credit with a bank wherein the Company can borrow up to $1,400,000 based on eligible receivables and inventories. Borrowings on the line of credit at March 31, 1996 were $170,000. Interest is at prime and is payable monthly. The line of credit is secured by accounts receivable and inventories, and is personally guaranteed by the two major shareholders of the Company.

6. LONG-TERM DEBT

Long-term debt consists of the following:

Note payable to bank, interest at 8.25%, due in monthly
     installments including interest of $6,119 with the
     remaining
     balance due February 1998, secured by accounts
     receivable, equipment and contract rights. The note is       $141,872
     personally
     guaranteed by the two major shareholders


Less current portion                                               (64,095)

                                                                 ---------------
                                                                 $  77,777
                                                                 ===============

Aggregate maturities of long-term debt are as follows:

1997                                 $  64,095

1998                                    77,777

                                     ---------
                                     $ 141,872
                                     =========

Interest paid was $14,424 for the year ended March 31, 1996.

                                WizardWorks Group

7. LEASES

The Company rents office space and equipment under lease agreements which are classified as operating leases. The leases call for monthly payments which are either fixed or adjusted based on an increasing scale.

The following is a summary of future minimum lease payments under noncancelable operating leases at March 31, 1996:

1997                     $ 86,398

1998                       83,167

1999                       61,974

                         --------
                         $231,539
                         ========

Rent expense for the year ended March 31, 1996 was $96,092.

8. INCOME TAXES

The Company uses the cash method for filing its income tax returns. Deferred income taxes result from temporary differences in the recognition of assets and liabilities for income tax and financial reporting purposes. The components of the provision for income taxes are as follows:

                           YEAR ENDED
                            MARCH 31,
                             1996
                         ------------
Current:
Federal                  $   549,695
State                        175,656
                         ------------
                             725,351
Deferred:
Federal                      469,417


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

                                WizardWorks Group

               Combined Notes to Financial Statements (continued)

State                        150,004
                          ----------
                             619,421

                          ----------
Total income tax          $1,344,772
                          ==========

                                WizardWorks Group

8. INCOME TAXES (CONTINUED)

The difference between total income tax expense and the amount computed by applying the statutory federal income tax rate to income before income taxes was as follows:

                                                                YEAR ENDED
                                                                MARCH 31,
                                                                   1996
                                                               -----------------

Taxes at statutory rate of 34%                                 34%
State income taxes, net of federal tax benefit                 6
S Corp earnings taxed at shareholder level                     (1)
                                                               -----------------
                                                               39%
                                                               =================

The components of the net deferred tax liability at year end were:

                                                               YEAR ENDED
                                                                MARCH 31,
                                                                  1996
                                                               -----------------
Asset (liability)
IRCss.481(a) adjustment                                        $(2,027,552)
Inventory reserve                                                  34,542
Reserve for bad debts                                              65,932
Reserve for sales promotion/advertising                           101,170
Reserve for returns and price protection                          344,178
Unrealized gain on available-for-sale securities                  (17,367)
Other                                                               9,308
                                                               -----------------
Net deferred liability                                         $(1,489,789)
                                                               =================

As of January 1, 1996, WizardWorks was required to become an accrual basis taxpayer because it no longer met the $5,000,000 average annual gross receipts exception of IRC ss.488. Since the Company had been on the cash basis for tax purposes through December 31, 1995, it was necessary to compute the effect of the change in accounting

                                WizardWorks Group

8. INCOME TAXES (CONTINUED)

for taxes on the accrual basis. For the period January 1 - March 31, 1996, the tax expense and related liability were calculated using the accrual method. The IRC ss.481 adjustment is the effect of the switchover in tax accounting methods. The total amount of the gross adjustment is $5.3 million, which will be amortized over four years per IRC regulations.

Current expense related to the IRC ss.481 adjustment is $134,000.

9. RELATED PARTY TRANSACTIONS

A principal shareholder and CEO of the Company has a $143,000 note outstanding with the Company at March 31, 1996. The original note amount was $191,695 and bears an annual interest rate of 8.25%. The note is payable in monthly installments and is due on November 17, 1996.

A minority shareholder has a $52,413 note outstanding with the Company at March 31, 1996. The note is payable on demand and bears an annual interest rate of 8%.